UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2008
MedQuist Inc.
(Exact name of registrant as specified in charter)

New Jersey	0-19941	22-2531298

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Bishops Gate Blvd., Suite 300, Mt. Laurel, NJ		08054

(address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (856) 206-4000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EX-10.1

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)	On November 10, 2008, Kathleen Donovan, the Company’s current Senior Vice President and Chief Financial Officer informed the Company’s Chief Executive Officer that she has decided to resign from the Company and accept another employment position, such resignation to be effective as of the close of business on November 21, 2008.

(c)	Effective as of the close of business on November 21, 2008, James Brennan will become the Company’s interim principal financial officer on a temporary basis until the appointment of a new chief financial officer. Mr. Brennan is currently serving as the Company’s Principal Accounting Officer, Controller, Treasurer and Vice President, and will retain such positions while he assumes the interim principal financial officer role. The Company has commenced a search for a permanent chief financial officer.

Mr. Brennan, 61, has served as our Principal Accounting Officer, Vice President, Controller and Treasurer since November 2006. From March 2006 until November 2006, Mr. Brennan served as a consultant to the Company providing Sarbanes-Oxley compliance and financial accounting services. From July 2005 until March 2006, Mr. Brennan operated his own consulting firm, specializing in providing Sarbanes-Oxley compliance and financial accounting services. Between May 2000 and July 2005, Mr. Brennan served as the Vice President of Finance for two divisions of IKON Office Solutions.

(d)	As disclosed in the Current Report on Form 8-K filed by the Company with the United States Securities and Exchange Commission (the “SEC”) on November 5, 2008, R. Scott Bennett, the Company’s former Senior Vice President of Sales and Marketing left the Company to pursue other opportunities effective October 30, 2008. The Company entered into a Separation Agreement and General Release with Mr. Bennett on November 14, 2008 (the “Bennett Separation Agreement”) which terminates the employment agreement between the Company and Mr. Bennett dated October 26, 2005 (the “Bennett Employment Agreement”).

A description of the Bennett Employment Agreement is contained in the Company’s Current Report on Form 8-K filed with the SEC on October 31, 2005 (the “October 2005 8-K”), and such description is incorporated by reference in this Current Report on Form 8-K. In addition, a copy of the Bennett Employment Agreement was filed with the SEC as an exhibit to the October 2005 8-K. The Bennett Separation Agreement provides that Mr. Bennett’s employment with us, and the Bennett Employment Agreement, terminated effective as of October 30, 2008. Pursuant to the Bennett Separation Agreement, Mr. Bennett is entitled to receive the severance provided for in the Bennett Employment Agreement. Such severance amounts to $306,033 and is payable in equal installments over 12 months. The Bennett Separation Agreement also provides that, notwithstanding its termination, certain sections of the Bennett Employment Agreement will continue in effect, including those relating to confidentiality, non-competition, non-solicitation and indemnification. The Bennett Separation Agreement also provides that Mr. Bennett releases the Company from claims arising or occurring on or prior to the date of the Bennett Separation Agreement.

A copy of the Bennett Separation Agreement is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
          The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

10.1	Separation Agreement and General Release by and between MedQuist Inc. and R. Scott Bennett dated November 14, 2008

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDQUIST INC.
Date: November 14, 2008	By:	/s/ Mark R. Sullivan
		Name:	Mark R. Sullivan
		Title:	General Counsel, Chief Compliance Officer & Secretary